Varitrak

           Flexible Premium Adjustable Benefit Variable Life Insurance

                                    issued by

                         National Life Insurance Company

                         Supplement dated July 22, 2002

                                       to

                          Prospectus dated May 1, 2002


National Life will begin to apply a new set of current cost of insurance rates and minimum monthly premiums for VariTrak policies issued on or after July 22, 2002. The new rates and minimum monthly premiums are lower in most cases than those used prior to that date, and will not be higher in any cases. The new cost of insurance rates and minimum monthly premiums reflect savings to National Life realized through new reinsurance arrangements applicable to the Policies to which they apply. Current cost of insurance rates and minimum monthly premiums for Policies issued before July 22, 2002 will not change, and guaranteed cost of insurance rates will also not change, regardless of whether the Policy was issued before or after July 22, 2002.

Please keep this Supplement with your Prospectus for future reference.